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                       Household Finance Corporation
   Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates
                                     - Series 1996-2
    P & S Agreement Date:           November 1, 1996
Original Settlement Date:          November 26, 1996
            Series Number of Class A-1 Certificates:
                                           441919AK3

     Original Sale Balance:             $776,373,000



Servicer Certificate (Page 1 of 3)


Distribution Date:                                       09/20/2000

Investor Certificateholder Floating Allocation               91.55%
Percentage
Investor Certificateholder Fixed Allocation                  97.32%
Percentage

Aggregate Amount of  Collections                       8,575,337.56
     Aggregate Amount of  Interest Collections         2,600,369.88
     Aggregate Amount of  Principal Collections        5,974,967.68

Class A Interest Collections                           2,380,693.49
Class A Principal Collections                          5,659,249.20
Seller Interest Collections                              219,676.39
Seller Principal Collections                             315,718.48

Weighted Average Loan Rate                                   14.13%
Net Loan Rate                                                13.13%

Weighted Average Maximum Loan Rate                           18.85%

Class A-1 Certificate Rate                                  6.7600%
Maximum Investor Certificate Rate                          13.1275%
Class A-1 Certificate Interest Distributed             1,132,496.27
Class A-1 Investor Certificate Interest Shortfall              0.00
before Draw
Unpaid Class A-1 Certificate Interest Shortfall                0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall                0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                     0.00

Maximum Principal Dist. Amount (MPDA)                  5,814,731.00
Alternative Principal Dist. Amount (APDA)              5,659,249.20
Rapid Amortization Period? (Y=1, N=0)                          0.00
Scheduled Principal  Distribution Amount (SPDA)        5,659,249.20

Principal  allocable to Class A-1                      5,659,249.20

SPDA deposited to Funding Account                              0.00
Subsequent Funding Mortgage Loans Purchased in                 0.00
Period
Cumulative Subsequent Funding Mortgage Loans         135,722,113.20
Purchased


Accelerated Principal Distribution Amount                      0.00

APDA allocable to Class A-1                                    0.00


Reimbursement to Credit Enhancer                               0.00

Spread Trigger hit?                                              No
Loss Trigger hit?                                                No

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Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount     181,458.02


Cumulative Investor Liquidation Loss Amount              181,458.02

Total Principal allocable to A-1                       5,840,707.22


Beginning Class A-1 Certificate Principal Balance    201,034,840.49

Ending Class A-1 Certificate Principal Balance       195,194,133.27




Pool Factor (PF)                                          0.2514180

Servicer Certificate (Page 2 of  3)

Distribution Date:                                       09/20/2000

Retransfer Deposit Amount (non 2.07 transfers)                 0.00
Servicing Fees Distributed                               170,846.87
Beg. Accrued and Unpaid Inv. Servicing Fees                    0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                  0.00
End. Accrued and Unpaid Inv. Servicing Fees                    0.00

Number of Mortgage Loans Retransferred pursuant to                0
2.07
Cumulative Number of Mortgage Loans Retransferred                 0
pursuant to 2.07
Mortgage Loans Retransferred pursuant to 2.07 ($)              0.00
Cumulative Mortgage Loans Retransferred pursuant to            0.00
2.07 ($)

Aggregate Investor Liquidation Loss Amount               181,458.02
Investor Loss Reduction Amount                                 0.00

Beginning Pool Balance                               223,933,937.17
Ending Pool Balance                                  218,076,464.34
Beginning Invested Amount                            205,016,244.49
Ending Invested Amount                               199,175,537.27
Beginning Seller Principal Balance                    18,917,692.68
Ending Seller Principal Balance                       18,900,927.07
Additional Balances                                      315,718.48

Beginning Funding Account Balance                              0.00
Ending Funding Account Balance                                 0.00
Ending Funding Account Balance % (before any                  0.00%
purchase of Subsequent Loans or release to Certs.)
Ending Funding Account Balance % (after purchase of           0.00%
Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans                 $0.00
Purchased in Period
Principal Collections to purchase Additional                  $0.00
Balances and/or paid to Cert.

Investment Earnings on Funding Account                        $0.00

Excess Funding Amount                                         $0.00


Beginning Spread Account Balance                       2,786,983.00
Ending Spread Account Balance                          2,786,983.00

Beginning Seller Interest                                     8.45%
Ending Seller's Interest                                      8.67%

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Delinquency & REO Status
   30 - 59 days (Del Stat 3)
     No. of Accounts
     Trust Balance                                              617
   60 - 89 days (Del Stat 4)                          21,023,523.64
     No. of Accounts                                            160
     Trust Balance                                     5,558,478.60
   90+ (Del Stat 5+)
     No. of Accounts                                            236
     Trust Balance                                     6,497,348.22
   REO
     No. of Accounts                                             28
     Trust Balance                                       813,612.76

Rapid Amortization Event ?                                       No
   Failure to make payment within 5 Business Days of             No
Required Date ?
   Failure to perform covenant relating to Trust's               No
Security Interest ?
   Failure to perform other covenants as described               No
in the Agreement ?
   Breach of Representation or Warranty ?                        No
   Bankruptcy, Insolvency or Receivership relating               No
to Seller ?
   Subject to Investment Company Act of 1940                     No
Regulation ?
   Servicing Termination ?                                       No
   Aggregate of Credit Enhancement Draw Amounts                  No
exceed 1% of the Cut-off Balance and Pre-Funded
Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                       09/20/2000

Event of Default ?                                               No
   Failure by Servicer to make payment within 5 Bus.             No
Days of Required Date ?
   Failure by Servicer to perform covenant relating              No
to Trust's Security Interest ?
   Failure by Servicer to perform other covenants as             No
described in the Agreement?
   Bankruptcy, Insolvency or Receivership relating               No
to Master Servicer ?
   Trigger Event ?                                               No

Policy Fee Distributed to Credit Enhancer (Paid                 N/A
directly from HFC)
Premium Distributed to Credit Enhancer                         0.00
Amount Distributed to Seller                             535,394.87
Master Servicer Credit Facility Amount                         0.00
Guaranteed Principal Distribution Amount                       0.00
Credit Enhancement Draw Amount                                 0.00
Spread Account Draw Amount                                     0.00
Capitalized Interest Account Draw                              0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))            0.00
Amount paid to Trustee                                         0.00
Cumulative Draw under Policy                                   0.00
Net Yield                                                     5.24%


Total  Available Funds
     Aggregate Amount of Collections                   8,575,337.56
     Deposit for principal not used to purchase                0.00
subsequent loans
     Interest Earnings on the Funding Account                  0.00

     Total                                             8,575,337.56

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Application of Available Funds
     Servicing Fee                                       170,846.87
     Prinicpal and Interest to Class A-1               6,973,203.49

     Seller's portion of Principal and Interest          535,394.87
     Funds deposited into Funding Account (Net)                0.00
     Funds deposited into Spread  Account                      0.00
     Excess funds released to Seller                     895,892.33
     Total                                             8,575,337.56








OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer


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Statement to Certificateholders (Page 1 of 2)


Distribution Date:                                       09/20/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation              91.5521%
Percentage
Class A Certificateholder Fixed Allocation                 97.3182%
Percentage

Beginning Class A-1 Certificate Balance              201,034,840.49


Class A-1 Certificate Rate                                6.760000%

Class A-1 Certificate Interest Distributed                 1.458701

Class A-1 Certificate Interest Shortfall Distributed       0.000000

Remaining Unpaid Class A-1 Certificate Interest            0.000000
Shortfall


Rapid Amortization Event ?                                       No
Class A-1 Certificate Principal Distributed                7.523068

   Maximum Principal Distribution Amount                   7.489610
   Scheduled Principal  Distribution Amount (SPDA)         7.289343
   Accelerated Principal Distribution Amount               0.000000
   Aggregate Investor Liquidation Loss Amount              0.233725
Distributed

Total Amount Distributed to Certificateholders             8.981770

Principal Collections deposited into Funding Account           0.00
Ending Funding Account Balance                                 0.00

Ending Class A-1 Certificate Balance                 195,194,133.27


Class A-1 Factor                                          0.2514180

Pool Factor (PF)                                          0.2514180

Unreimbursed Liquidation Loss Amount                             $0
Accrued Interest on Unreimbursed Liquidation Loss                $0
Amount
Accrued & Unpaid Interest on Unreimbursed                        $0
Liquidation Loss Amount

Class A Servicing Fee                                    170,846.87

Beginning Invested Amount                            205,016,244.49
Ending Invested Amount                               199,175,537.27
Beginning Pool Balance                               223,933,937.17
Ending Pool Balance                                  218,076,464.34

Spread Account Draw Amount                                     0.00
Credit Enhancement Draw Amount                                 0.00

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Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                       09/20/2000

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 3)
     No. of Accounts                                            617
     Trust Balance                                    21,023,523.64

   60 - 89 days (Del Stat 4)
     No. of Accounts                                            160
     Trust Balance                                     5,558,478.60

   90+ (Del Stat 5+)
     No. of Accounts                                            236
     Trust Balance                                     6,497,348.22

   REO
     No. of Accounts                                             28
     Trust Balance                                       813,612.76

Aggregate Liquidation Loss Amount for Liquidated         198,201.90
Loans

Class A-1 Certificate Rate for Next Distribution      To be updated
Date


Amount of any Draws on the Policy                              0.00

Subsequent Mortgage Loans
     No. of Accounts                                           0.00
     Trust Balance                                             0.00
     Cumulative No. of Accounts                            4,332.00
     Cumulative Trust Balance                        135,722,113.20

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant               0
to 2.07
    Cumulative Number of Mortgage Loans                           0
Retransferred pursuant to 2.07
    Mortgage Loans Retransferred pursuant to 2.07              0.00
($)
    Cumulative Mortgage Loans Retransferred pursuant           0.00
to 2.07 ($)



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